UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2022
(Date of earliest event reported)

3650R 2022-PF2 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001948175)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Column Financial, Inc.

(Central Index Key Number 0001628601)

(Exact name of sponsor as specified in its charter)

3650 REIT Commercial Mortgage Securities II LLC

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001856217)

Delaware	333-255181-02	86-3132877
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2977 McFarlane Road, Suite 300

Miami, Florida 33133

(Address of principal executive offices of registrant)

(310) 862-9994

Registrant’s telephone number, including area code

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on November 30, 2022, with respect to 3650R 2022-PF2 Commercial Mortgage Trust. The purpose of this amendment is to replace the Non-Serviced PSA for the Concord Mills Whole Loan with the executed version of the Pooling and Servicing Agreement dated November 1, 2022 (the “BANK 2022-BNK44 Pooling and Servicing Agreement”), by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The servicing terms of the BANK 2022-BNK44 Pooling and Servicing Agreement applicable to the servicing of the Concord Mills Whole Loan are similar in all material respects to the servicing terms of the Pooling and Servicing Agreement, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus (SEC File Number 333-255181-02) filed with the Securities and Exchange Commission on November 30, 2022 pursuant to Rule 424(b)(2). No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.19	Pooling and Servicing Agreement, dated as of November 1, 2022 by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2022	3650 REIT COMMERCIAL MORTGAGE SECURITIES II LLC

	By:	/s/ Tobin Cobb
Name: Tobin Cobb
Title: President and Chief Executive Officer